Exhibit 99.1

Lumen Announces Early Tender Results of Exchange Offers for

Unsecured Notes of Lumen and Level 3

DENVER, Sept. 17, 2024 /PRNewswire/ — Lumen Technologies, Inc. (NYSE: LUMN) (“Lumen”) announced the early results of its offers to exchange newly-issued secured notes for certain of its outstanding unsecured senior notes. In addition, Lumen also announced the early results of the offers by Level 3 Financing, Inc., its indirect, wholly-owned subsidiary (“Level 3” and, together with Lumen, the “Issuers”), to exchange newly-issued second lien notes for certain of its outstanding unsecured senior notes.

Lumen Exchange Offers

As previously announced, Lumen has offered to exchange (collectively, the “Lumen Exchange Offers”) up to $500,000,000 (the “Lumen Notes Cap”) maximum aggregate principal amount of its newly-issued 10.000% Secured Notes due 2032 (the “New Lumen Notes”) and certain cash consideration, as applicable, for its outstanding:

1.	5.125% Senior Notes due 2026 (the “2026 Lumen Notes”);

2.	4.000% Senior Secured Notes due 2027 (Unsecured) (the “2027 Lumen Notes”);

3.	6.875% Debentures, Series G, due 2028 (the “2028 Lumen Notes”); and

4.	4.500% Senior Notes due 2029 (the “2029 Lumen Notes” and, together with the 2026 Lumen Notes, the 2027 Lumen Notes and the 2028 Lumen Notes, the “Subject Lumen Notes”);

subject to the terms and conditions set forth in Lumen’s private offering memorandum, dated September 3, 2024 (the “Lumen Offering Memorandum”), including the $100,000,000 limit (the “New Notes Series Cap”) on the maximum aggregate principal amount of New Lumen Notes that Lumen may issue in exchange for the 2029 Lumen Notes.

Based on data provided by Global Bondholder Services Corporation, the following table sets forth the approximate aggregate principal amount of each series of Subject Lumen Notes that (i) were validly tendered and not validly withdrawn on or prior to 5:00 p.m., New York City time, on September 16, 2024 (the “Early Tender Time”), and (ii) Lumen expects to accept for purchase, subject to all conditions to the Exchange Offers having been satisfied or waived by Lumen.

							Early Exchange Consideration per $1,000 Principal Amount of Subject Lumen Notes Tendered
Subject Lumen Notes	CUSIP Number(s)	Aggregate Outstanding Principal Amount Prior to Exchange Offers	Acceptance Priority Level	New Notes Series Cap	Aggregate Principal Amount Tendered as of the Early Tender Time	Aggregate Principal Amount Expected to be Accepted	New Lumen Notes (Principal Amount)	Cash
2026 Lumen Notes	156700 BB1 / U1566P AB1	$149,510,000	1	N/A	$136,944,000	$136,944,000	$900	$100
2027 Lumen Notes	156700 BC9 / U1566P AC9	$232,472,000	2	N/A	$187,919,000	$187,919,000	$975	N/A
2028 Lumen Notes	156686 AM9	$242,423,000	3	N/A	$80,336,000	$80,336,000	$895	N/A
2029 Lumen Notes	156700 BD7 / U1566P AD7	$409,319,000	4	$100,000,000	$85,620,000	$85,620,000	$700	N/A

Because the aggregate principal amount of Subject Lumen Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time did not reach the Lumen Notes Cap or the New Notes Series Cap, Lumen expects to accept for purchase all of the Subject Lumen Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time on the terms and subject to the conditions described below.

On or about September 24, 2024 (such date, subject to change or cancellation without notice, the “Early Settlement Date”), Lumen currently expects to accept for purchase Subject Lumen Notes validly tendered and not validly withdrawn prior to the Early Tender Time in exchange for issuing $438,305,345 aggregate principal amount of New Lumen Notes and paying $13,694,400 cash (excluding accrued but unpaid interest further discussed below), subject to all conditions to the Exchange Offers having been satisfied or waived by Lumen.

Subject Lumen Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time will be accepted for purchase in accordance with the terms and subject to the conditions of the Lumen Offering Memorandum, including those governing the authorized minimum denominations of each series of Subject Lumen Notes that will be accepted in the Exchange Offers and the minimum denominations of New Lumen Notes that will be issued in exchange for such Subject Lumen Notes.

All Subject Lumen Notes that were validly tendered in a Lumen Exchange Offer at or prior to the Early Tender Time will have priority over Subject Lumen Notes that are validly tendered after the Early Tender Time, even if such Subject Lumen Notes tendered after the Early Tender Time have a higher Acceptance Priority Level than the Subject Lumen Notes tendered at or prior to the Early Tender Time and even if Lumen elects to forego an Early Settlement Date.

Level 3 Exchange Offers

As previously announced, Level 3 has offered to exchange (collectively, the “Level 3 Exchange Offers” and, together with the Lumen Exchange Offers, the “Exchange Offers”) up to $350,000,000 (the “Level 3 Notes Cap”) maximum aggregate principal amount of its newly-issued 10.000% Second Lien Notes due 2032 (the “New Level 3 Notes” and, together with the New Lumen Notes, the “New Notes”) for its outstanding:

1.	3.400% Senior Secured Notes due 2027 (Unsecured) (the “3.400% Level 3 Notes”);

2.	4.625% Senior Notes due 2027 (the “4.625% Level 3 Notes”); and

3.

4.250% Senior Notes due 2028 (the “4.250% Level 3 Notes” and, together with the 3.400% Level 3 Notes and the 4.625% Level 3 Notes, the “Subject Level 3 Notes” and, together with the Subject Lumen Notes, the “Subject Notes”);

subject to the terms and conditions set forth in Level 3’s private offering memorandum, dated September 3, 2024 (the “Level 3 Offering Memorandum”).

Based on data provided by Global Bondholder Services Corporation, the following table sets forth the approximate aggregate principal amount of each series of Subject Level 3 Notes that (i) were validly tendered and not validly withdrawn on or prior to the Early Tender Time, and (ii) Level 3 expects to accept for purchase, subject to all conditions to the Exchange Offers having been satisfied or waived by Level 3.

Subject Level 3 Notes	CUSIP Number(s)	Aggregate Outstanding Principal Amount Prior to Exchange Offers	Acceptance Priority Level	Aggregate Principal Amount Tendered as of the Early Tender Time	Aggregate Principal Amount Expected to be Accepted	Principal Amount of New Level 3 Notes per $1,000 Principal Amount of Subject Level 3 Notes Tendered
3.400% Level 3 Notes	527298 BP7 / U52783 AU8	$82,289,000	1	$76,605,000	$76,605,000	$980
4.625% Level 3 Notes	527298 BN2 / U52783 AT1	$393,770,000	2	$351,300,000	$280,537,000	$980
4.250% Level 3 Notes	527298 BR3 / U52783 AW4	$488,098,000	3	$367,911,000	$0	$860

Because the aggregate principal amount of Subject Level 3 Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time reached the Level 3 Notes Cap, no Subject Level 3 Notes tendered for exchange after the Early Tender Time will be accepted for exchange, regardless of the Acceptance Priority Level thereof.

On or about the Early Settlement Date, Level 3 currently expects to accept for purchase Subject Level 3 Notes validly tendered and not validly withdrawn prior to the Early Tender Time in exchange for issuing $349,999,160 aggregate principal amount of New Level 3 Notes, subject to all conditions to the Exchange Offers having been satisfied or waived by Level 3.

Subject Level 3 Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time will be accepted for purchase in accordance with the terms and subject to the conditions of the Level 3 Offering Memorandum, including those governing the authorized minimum denominations of each series of Subject Level 3 Notes that will be accepted in the Exchange Offers and the minimum denominations of New Level 3 Notes that will be issued in exchange for such Subject Level 3 Notes.

Because the aggregate amount of New Level 3 Notes expected to be issued in exchange for Subject Level 3 Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time would otherwise exceed the Level 3 Notes Cap, the 4.625% Level 3 Notes accepted for purchase will be pro rated on the terms described in the Level 3 Offering Memorandum and illustrated in the table above.

Additional Information about the Exchange Offers

The Exchange Offers will expire at 5:00 p.m., New York City time, on October 1, 2024, unless extended by the applicable Issuer (such time and date with respect to an Exchange Offer, as it may be extended for such Exchange Offer, the “Expiration Time”). The Early Tender Time was the deadline for holders to validly withdraw tenders of Subject Notes. Accordingly, Subject Notes tendered prior to or after the Early Tender Time may no longer be withdrawn or revoked, subject to applicable law.

In addition to the Early Exchange Consideration described in the tables above, holders of Subject Notes will be entitled to accrued but unpaid interest with respect to the Subject Notes tendered and not withdrawn prior to the Early Tender Time from the latest applicable interest payment date to, but excluding, the date on which such Subject Notes are exchanged for New Notes (such date, the “Settlement Date”), subject to adjustments in certain limited circumstances described in the applicable Offering Memorandum.

The final Settlement Date, if applicable, for each Exchange Offer is expected to be on or about the third business day following the Expiration Time, subject to all conditions to such Exchange Offer having been satisfied or waived by the applicable Issuer.

Lumen may amend, extend, terminate or withdraw any or all of the Lumen Exchange Offers (including by modifying the amount of the Lumen Notes Cap or New Notes Series Cap), and Level 3 may amend, extend, terminate or withdraw any or all of the Level 3 Exchange Offers (including by modifying the amount of the Level 3 Notes Cap), in each case, (i) in their sole discretion without extending the applicable Withdrawal Deadline or amending the withdrawal rights of any applicable Eligible Holder (as described below), and (ii) regardless of whether any other Exchange Offer is amended, extended, terminated or withdrawn.

Eligible Holders

The Exchange Offers have only been made, and the New Notes are only being offered and will only be issued, to Eligible Holders of Subject Notes. An Eligible Holder of Subject Notes is a beneficial owner of Subject Notes that (i) makes the certifications in the eligibility certification that it is a (a) “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) non-U.S. person outside the United States (as defined in Rule 902 under the Securities Act) who is a “non-U.S. qualified offeree” (as defined in the eligibility letter described in the applicable Offering Memorandum), would not be acquiring New Notes and any cash consideration (as applicable) for the account or benefit of a U.S. person and would be participating in any transaction in accordance with Regulation S under the Securities Act, or (ii) in the case of Canadian residents, also makes the certifications in the Canadian certification that it is (a) an “accredited investor” as defined in section 73.3(1) of the Securities Act (Ontario), or National Instrument 45-106 - Prospectus Exemptions, as applicable, and (b) a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations.

For further information, call Global Bondholder Services Corporation, the Exchange and Information Agent for the Exchange Offers, at (855) 654-2014 (toll-free) or (212) 430-3774 (collect for banks and brokers).

No Registration

The New Notes and the offering thereof have not been registered under the Securities Act or any state or foreign securities laws, and may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Holders of New Notes will not be granted any registration rights. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

Each Issuer is making its respective Exchange Offers solely through and pursuant to the terms of the applicable Offering Memorandum. None of Lumen, Level 3, the dealer managers for the Exchange Offers, any affiliate of any of them, or any other person makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such holder’s Subject Notes for New Notes in the Exchange Offers. Eligible Holders must make their own independent evaluation of the financial merits of the applicable Exchange Offer and the information included in the applicable Offering Memorandum. In making an investment decision, Eligible Holders must rely on their own independent examination of the value of the applicable Subject Notes and the applicable New Notes, the issuer of such New Notes, and the terms of the applicable Exchange Offer and New Notes, including the merits and risks involved with exchanging Subject Notes for New Notes and cash consideration (as applicable).

This press release does not constitute (i) an offer to sell, or a solicitation of an offer to buy, the New Notes, (ii) an offer to buy, or a solicitation of an offer to sell, the Subject Notes, or (iii) a solicitation to participate in the Exchange Offers, which are being made solely in accordance with the Offering Memoranda. The Offering Memoranda do not constitute an offer of the New Notes, or a solicitation to participate in the Exchange Offers, to any person in any jurisdiction in which it would be unlawful to make such offer or solicitation or the Exchange Offers under applicable securities or blue sky laws.

About Lumen Technologies

Lumen connects the world. We are igniting business growth by connecting people, data, and applications – quickly, securely, and effortlessly. Everything we do at Lumen takes advantage of our network strength. From metro connectivity to long-haul data transport to our edge cloud, security, and managed service capabilities, we meet our customers’ needs today and as they build for tomorrow.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this release and other oral or written statements of the Issuers identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of the Issuers. Actual events and results may differ materially from those anticipated, estimated, projected, or implied by the Issuers in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the Issuers to consummate the Exchange Offers; corporate developments that could preclude, impair, or delay the aforementioned transactions due to restrictions under the federal securities laws; changes in the credit ratings of the Issuers; changes in the cash requirements, financial position, financing plans, or investment plans of the Issuers; changes in general market, economic, tax, regulatory, or industry conditions; and other risks referenced from time to time in filings with the U.S. Securities and Exchange Commission of Lumen or Level 3 Parent, LLC. You are cautioned not to unduly rely upon any forward-looking statements of the Issuers, which speak only as of the date made. The Issuers undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about the intentions of the Issuers contained in any forward-looking statements reflects the intentions of such companies as of the date of such forward-looking statement, and is based upon, among other things, existing regulatory, technological, industry, competitive, economic, and market conditions, and their assumptions, as of such date. Either Issuer may change its intentions, strategies, or plans (including its capital allocation plans) at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise.

SOURCE Lumen Technologies

Media Relations Contact:

Esmeralda Cameron, esmeralda.cameron@lumen.com, +1 201-839-0712

Investor Relations Contact:

Jim Breen, CFA, jim.breen@lumen.com, +1 603-404-7003